UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24,  2020

Consolidated-Tomoka Land Co.

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	001‑11350 (Commission File Number)	59‑0483700 (IRS Employer Identification No.)
	1140 N. Williamson Blvd., Suite 140 Daytona Beach, Florida (Address of principal executive offices)	32114 (Zip Code)
Registrant’s telephone number, including area code: (386) 274‑2202
Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐ Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐ Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
COMMON STOCK, $1.00 PAR VALUE PER SHARE	CTO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On January 24, 2020, Consolidated-Tomoka Land Co.  (the “Company”), through certain of its wholly-owned subsidiary, completed the acquisition of an approximately 254,000 square foot multi-tenant commercial retail property called Crossroads Towne Center, located in Chandler, Arizona (“Crossroads”), for approximately $61.8 million. There is no material relationship between the Company, its subsidiary or any of its affiliates, or any director or officer of the Company, or any associate of any director or officer of the Company, and the Seller, other than with respect of the Company’s acquisition of Crossroads.  Crossroads is approximately 99% occupied with a total of 32 tenants, including anchor tenants: Harkins Theatre and Bob’s Discount Furniture. The weighted average lease term for the leases of all 32 tenants at Crossroads is approximately five years.  Crossroads will be leased by JLL and managed by Vestar on behalf of the Company.

This acquisition was purchased using (a) the remaining 1031 like-kind exchange proceeds from the Company’s October 2019 sale of a controlling interest in the Company’s remaining land portfolio to Magnetar Capital for $97 million and (b) a portion of the 1031 like-kind exchange proceeds from the Company’s November 2019 sale of 20 assets to Alpine Income Property Trust, Inc. (“Alpine”), in connection with Alpine’s November 2019 initial public offering.

Item 7.01. Regulation FD Disclosure.

On January 24, 2020, the Company issued a press release announcing the completion of the acquisition of Crossroads.  A copy of the press release is attached hereto as Exhibit 99.1.  The information contained in Item 7.01 of this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for any purposes, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements that are required to be filed pursuant to this item will be filed by amendment no later than 71 days after the date on which this initial Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial information that is required to be filed pursuant to this item will be filed by amendment no later than 71 days after the date on which this initial Form 8-K is required to be filed.

(c) Exhibits

99.1	Press Release issued by Consolidated-Tomoka Land Co. on January 24, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Company Name

Date: January 30, 2020	By:	/s/ Mark E. Patten
Mark E. Patten,
Senior Vice President and Chief Financial Officer

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